Supplement Dated May 1, 2003
                         To Prospectus Dated May 1, 2003
                   For Group Variable Universal Life Insurance

                   Special Features Of The Group Contract For
                                    KPMG LLP

This document is a supplement to the prospectus dated May 1, 2003 (the "prospectus") for the Group Variable Universal Life Insurance contract and Certificates that the Prudential Insurance Company of America ("Prudential Insurance", "we", "us") offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Group Variable Universal Life Contract and Certificates. In this supplement, we list the 12 Funds that are available to you under the KPMG LLP Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms "maximum" and "current charge". The "maximum", in each instance, is the highest charge that we are entitled to make under the Group Contract. The "current charge" is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate or surrender the Certificate.

----------------------------------------------------------------------------------------------------------
                                     Transaction Fees
----------------------------------------------------------------------------------------------------------
Charge                      When Charge is Deducted                   Amount Deducted
----------------------------------------------------------------------------------------------------------
Sales Charge Imposed on     This charge is deducted                   Maximum - 3.5% of each
Premiums (Load)             when premiums are paid.                   premium payment.
                                                                      Current charge - 0.0%.
----------------------------------------------------------------------------------------------------------
Premium Taxes(1)            This charge is deducted                   Current amount deducted -
                            when premiums are paid.                   1.92% of each premium payment.
----------------------------------------------------------------------------------------------------------
Processing Charge           This charge is deducted when              Maximum - $2 from each
                            premiums are paid.                        premium payment.
                                                                      Current charge - $0.00.
----------------------------------------------------------------------------------------------------------

----------
(1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 1.92% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

----------------------------------------------------------------------------------------------------------
                                     Transaction Fees
----------------------------------------------------------------------------------------------------------
Charge                      When Charge is Deducted                   Amount Deducted
----------------------------------------------------------------------------------------------------------
Deferred Sales Charge       This charge is assessed                   Maximum - the lesser of $20 or 2%
(Load)                      on a full                                 of the amount surrendered.
                            Surrender of a Certificate                Current charge - $0.00.
----------------------------------------------------------------------------------------------------------
Other Surrender Fees        This charge is assessed on a              Maximum - the lesser of $20 or 2%
                            Withdrawal (Partial Surrender).           of the amount withdrawn.
----------------------------------------------------------------------------------------------------------
Current charge - $0.00.
----------------------------------------------------------------------------------------------------------
Transfer Charges            This charge is assessed when transfers    Maximum - $20 per transfer
                            between investment options exceed 12      after the twelfth.
                            in a Certificate Year.                    Current charge - $0.00
----------------------------------------------------------------------------------------------------------
Loan Transaction Charge     This charge is assessed when              Maximum - $20.
                            a loan is processed.                      Current charge - $0.00
----------------------------------------------------------------------------------------------------------
Loan Interest               This charge is assessed annually.         Current charge - The Loan Account
                                                                      crediting rate plus 2%.
                                                                      The Loan Account crediting rate
                                                                      will generally be equal
                                                                      to the Fixed Account crediting rate.
----------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Portfolio Company fees and expenses.

-----------------------------------------------------------------------------------------------
                     Periodic Charges Other Than The Funds'
                               Operating Expenses
-----------------------------------------------------------------------------------------------
Charge                                  When Charge is        Amount Deducted
                                        Deducted
-----------------------------------------------------------------------------------------------
*Cost of Insurance(2)                                         Maximum - $0.1275
                                                              Minimum - $0.1275**
        Charge for a Representative     Deducted monthly.     Representative current charge -
        Certificate Owner                                     $0.127504***
-----------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees         Deducted daily.       Maximum - 0.90% of the amount of
                                                              assets in the variable investment
                                                              options.
                                                              Current charge - 0.45% of the
                                                              amount of assets in the variable
                                                              investment options
-----------------------------------------------------------------------------------------------
Charge for Administrative Expenses      Deducted monthly.     Maximum - $6.00
                                                              Current charge - $0.00
-----------------------------------------------------------------------------------------------

* The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
*** The representative current charge for cost of insurance is the rate currently charged for active partners.

--------
(2) The Cost of Insurance ("COI") charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund's fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

---------------------------------------------------------------------------------------------
                      Total Annual Fund Operation Expenses*              Minimum      Maximum
---------------------------------------------------------------------------------------------
Gross expenses deducted from the Fund's assets, including
management fees, distribution [and/or service] (12b-1)
fees, and other expenses                                                  0.37%        1.10%
---------------------------------------------------------------------------------------------

*For 2002, the net fees of these funds ranged on an annual basis from 0.37% to 0.90% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 12 variable investment options offered under the KPMG LLP Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Equity Portfolio: Seeks long-term growth of capital.

Global Portfolio: Seeks long-term growth of capital.

High Yield Bond Portfolio: Seeks a high total return.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Small Capitalization Stock Portfolio: Seeks long-term growth of capital.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

American Century Variable Portfolios, Inc.

VP Value Portfolio: Seeks long-term capital growth over time with income as a secondary objective, by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

Janus Aspen Series
(Institutional Shares)

Worldwide Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers.

MFS(R) Variable Insurance Trust(SM)
(Initial Class Shares)

MFS Bond Series: Seeks mainly to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing at least 65% of its net assets in U.S. government securities and foreign government securities.

Fund Fees And Expenses

-------------------------------------------------------------------------------------
                                           Investment                          Total
                                           Management    12b-1     Other      Annual
                   Funds                      Fee        Fees    Expenses    Expenses
-------------------------------------------------------------------------------------
 Prudential Series Fund,  Inc.
 (Class I Shares)
   Equity Portfolio                          0.45%        --       0.03%       0.48%
   Global Portfolio                          0.75%        --       0.07%       0.82%
   High Yield Bond Portfolio                 0.55%        --       0.03%       0.58%
   Jennison Portfolio                        0.60%        --       0.01%       0.61%
   Money Market Portfolio                    0.40%        --       0.03%       0.43%
   Small Capitalization Stock Portfolio      0.40%        --       0.06%       0.46%
   Stock Index Portfolio                     0.35%        --       0.02%       0.37%
-------------------------------------------------------------------------------------
 American Century Variable
 Portfolios, Inc.
   VP Value Portfolio (1)                    0.95%        --       0.00%       0.95%
-------------------------------------------------------------------------------------
 Janus Aspen Series
  (Institutional Shares)
   Worldwide Growth Portfolio (2)            0.65%        --       0.05%       0.70%
-------------------------------------------------------------------------------------
 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Bond Series (3) (4)                   0.60%        --       0.32%       0.92%
   MFS Research Series (3)                   0.75%        --       0.12%       0.87%
   MFS Strategic Income Series (3) (4)       0.75%        --       0.35%       1.10%
-------------------------------------------------------------------------------------

(1) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(2) Expenses are based upon expenses for the year ended December 31, 2002. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreements. All expenses are shown without the effect of any expense offset arrangements.

(3) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.86% for the Research Series.

(4) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that each series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually for each series.

Fund Advisers

Prudential Investment LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager to closed-end investment companies, with aggregate assets of approximately $86.1 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocation assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC("Jennison"), serves as the subadviser for the Global Portfolio and the Jennison Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2002, Jennison had approximately $48 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. ("PIM") serves as the subadviser for the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated ("GEAM") serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. GEAM's business address is 777 Long Ridge Road, Building B, Stamford, CT 06927.

Salomon Brothers Asset Management Inc. ("Salomon") serves as a subadviser for a portion of the assets of the Equity Portfolio. Salomon's address is 399 Park Avenue, New York, NY 10022.

The investment adviser for the above-mentioned American Century portfolio is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to the above-mentioned Janus portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for each MFS series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

Your enrollment kit gives more information about the past performance of each investment option. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under the KPMG LLP Group Contract are as follows:

1. Charges For Taxes on Premium Payments. Prudential Insurance deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. Daily Charges for Mortality and Expense Risks. Prudential Insurance deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

      For KPMG LLP, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. Monthly COI Charge. Prudential Insurance deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

      The current cost of insurance rate per thousand for all active, non-retired participants is $0.1275.

      The following table provides sample per thousand cost of insurance rates (net of taxes) for active participants:

                  ----------------------------------------------------------------
                    Insured's Age         Monthly Cost of Insurance Rate per $1000
                  ----------------------------------------------------------------
                               35                         $.1275
                  ----------------------------------------------------------------
                               45                         $.1275
                  ----------------------------------------------------------------
                               55                         $.1275
                  ----------------------------------------------------------------

5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

      o All regular full-time active Partners of KPMG and Subsidiaries or one of its affiliated companies.
      o     Former Partners who have retired on or after January 1, 2003.
      o Former Partners who terminated employment after January 1, 2003 and elect to continue coverage on a Portable basis.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

Enrollment Period: There is no limited enrollment period for the KPMG LLP Group Variable Universal Life Insurance plan. An eligible Group member may enroll at any time during the year. However, satisfactory evidence of good health may be required in some circumstances.

Coverage Information

Face Amount

An eligible Partner will be automatically covered for a Face Amount of 1 to 6 times annual base earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $3,000,000. You may elect to limit the maximum amount of coverage (but no less than $1,000,000), although any such amount must be rounded to the nearest $100,000.

Evidence of Good Health

For Current Partners: If you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you later wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of good health for the requested increased amount of coverage.

Changes In Face Amount

Increases In Face Amount: We may increase your Face Amount on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of good health for these increases.

Decreases In Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,000,000. But, if you decrease coverage and later seek additional coverage, we will require evidence of good health.

See the Tax Treatment of Certificate Benefits section of the prospectus. You should also get advice from a tax advisor.

Additional Insurance Benefits

Accelerated Death Benefit: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the KPMG Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Become Disabled

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential Insurance portability pool. These rates will be higher than your active rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. If the KPMG LLP Group Contract terminates, you may nonetheless continue your Portable coverage.

Termination of The Group Contract

Either KPMG or Prudential Insurance may terminate the KPMG LLP Group Contract, although Prudential Insurance will only do so under certain conditions described in the prospectus. If the KPMG LLP Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG LLP Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.

If KPMG does not replace the KPMG LLP Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential Insurance bill you directly for premium payments (with a fee, currently $3 per bill, for administration expenses charged to you); electing to convert to an individual life insurance policy; electing to use your Certificate Fund to buy paid-up life insurance coverage; or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

KPMG will send routine premium payments to Prudential Insurance on a monthly basis. KPMG will also send partner-elected lump sum premium deposits to Prudential Insurance in July and December of each year.

Prudential Insurance will bill directly retirees, partners on an approved leave of absence, and partners who elect to continue portable coverage. They will send their premium payments directly to Prudential Insurance. A $3 per bill administrative charge will be billed to partners who elect to continue portable coverage.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to KPMG or directly to Prudential Insurance. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments through KPMG, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will generally coincide with the date KPMG forwards premium payments to us.

KPMG intends to forward premium payments by the beginning of each month. But, even if KPMG has not transferred premium payments to us by the 45th day after the premium due date, we will nevertheless deduct the month's Certificate Fund charges on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed Face Amount of insurance, and proposed Premium payments. We refer to this as a "personalized illustration". This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the "A Free-Look" Period section of the prospectus for more details.

Other Primary Features of The Plan

The prospectus describes the standard features of the KPMG LLP Group Contract, including:

      o     how Prudential Insurance issues Certificates

      o     the free-look period

      o     transfers between investment options

      o     dollar cost averaging

      o     how paid-up coverage may be available

      o     contestability rules

      o how you can change future premium allocations among investment options

      o     the Death Benefit and Contract values

      o     withdrawals

      o     details on how loans work

      o     how your insurance could end (known as "lapsing")

      o     reinstatement of your coverage

      o     tax treatment of Certificate benefits

      o     definition of special terms

Please refer to the prospectus for information on these and other features of the KPMG LLP Group Contract.

Please contact the Prudential Insurance Company of America's Group Variable Universal Life Customer Service Center at 1-800-562-9874 to answer any questions or to obtain transaction forms.